Exhibit 99.1


                                                                  Execution Copy
                       FIFTH AMENDMENT TO CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of July 14, 2005, by JPMORGAN CHASE BANK, N.A., successor by merger to Bank One, NA (Main Office Chicago), as Lender (the "Lender"); MAGNETEK, INC., a Delaware corporation ("MagneTek") and MAGNETEK ADS POWER, INC., a Delaware corporation, as Borrowers; and MAGNETEK LEASING CORPORATION, a Delaware corporation, MAGNETEK MONDEL HOLDING, INC., a Delaware corporation, MAGNETEK NATIONAL ELECTRIC COIL, INC., a Delaware corporation and MONDEL ULC, an unlimited liability corporation organized under the laws of Nova Scotia, Canada, as Guarantors. Capitalized terms used, but not defined, in this Amendment which are defined in the Credit Agreement (as defined below) will have the meanings given to such terms in the Credit Agreement (as defined below).

                                    Recitals
                                    --------

     A. The  Borrowers,  the  Guarantors  and the Lender  entered  into a Credit
Agreement dated as of August 15, 2003, as amended by the First Amendment to Credit Agreement dated as of November 25, 2003, the Second Amendment to Credit Agreement dated as of February 12, 2004, the Third Amendment to Credit Agreement dated as of September 9, 2004, and the Fourth Amendment to Credit Agreement dated as of December 31, 2004 (as so amended, supplemented and modified, the "Credit Agreement").

     B. The Borrowers and the Guarantors have requested that the Lender (i) consent to the dissolution of Magnetek Leasing Corporation ("MLC"), a Delaware corporation, and the distribution of all of its property, real and personal, tangible and intangible, to MagneTek (the "MLC Dissolution and Distribution").

     C. On or about May 4, 2005, the Borrowers notified the Lender that the arbitrator in In the Matter of the Arbitration between Ole K. Nilssen; GEO Foundation, Ltd. and MagneTek, Inc., Case Number 51 133 Y 01452 04 (the "Arbitration") awarded the amount of $23,352,439.63 in favor of Ole K. Nilssen against MagneTek (the "Award"), and that the Award is reasonably expected to have a Material Adverse Effect on MagneTek and the Consolidated Group. Subsequently, Mr. Nilssen has filed proceedings in Case No. 05-CV-02933 in the U.S. District Court for the Northern District of Illinois for an order of judgment confirming the Award (the "Litigation").

     D. On or about May 5, 2005, the Lender notified the Borrowers, inter alia, that the Award constituted an Unmatured Default (the "Current Unmatured Default") under the Credit Agreement and the Lender had no obligation to make any Credit Extensions to the Borrowers under the Credit Agreement.

     E. The Borrowers have further informed the Lender that as of July 3, 2005, the Borrowers are in breach of the following financial covenants contained in the Credit Agreement: Section 6.29.2, "Minimum Fixed Charge Coverage Ratio",
Section 6.29.3, "Minimum EBITDA", and Section 6.34, "Operating Profit" (the "Current Covenant Defaults") and have asked the Lender to waive the Current Covenant Defaults as of July 3, 2005.

     F. The Borrowers and the Guarantors desire that the Lender: (i) continue to make Credit Extensions under the terms of the Credit Agreement, notwithstanding the Award and the Current Covenant Defaults, and (ii) agree to certain amendments to the Credit Agreement, all as contemplated by the terms, and subject to the conditions, of this Amendment.

     G. The Borrowers and the Guarantors have represented to the Lender that they will use their best efforts to obtain financing sufficient to pay in full no later than September 30, 2005, all Obligations to the Lender in respect of the Credit Agreement and the Loan Documents.

     H. The Lender is willing to consent to the MLC Dissolution and Distribution and to amend the Credit Agreement as contemplated by the terms, and subject to the conditions, of this Amendment.

                             Statement of Amendment
                             ----------------------

     In consideration of the mutual covenants and agreements and the conditions set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender, the Borrowers, and the Guarantors hereby agree as follows:

     1. Agreement for Credit Extensions. The agreement provided in this Section 1, either alone or together with other accommodations or waivers which the Lender may give from time to time, shall not, by course of dealing, implication or otherwise, obligate the Lender to waive any Default or Unmatured Default, past, present or future, or reduce, restrict or in any way affect the discretion of the Lender in considering any future accommodation, waiver or modification requested by the Borrowers or any of the other Loan Parties. The Lender agrees that it shall continue to make Revolving Loans to the Borrowers pursuant to the terms of Section 2.1.1 of the Credit Agreement and issue Facility LC's for the benefit of the Borrowers pursuant to the terms of Section 2.1.2 of the Credit Agreement, notwithstanding the existence of the Current Unmatured Default and the Current Covenant Defaults; provided, however, that the Lender shall have no obligation to make Credit Extensions to the Borrowers if (i) any Unmatured Default (other than the current Unmatured Default) exists or (ii) any Default has occurred and is continuing, regardless if the same relates to the Award.

     2. Waiver of Current Financial Covenant Defaults. The Borrowers agree that the Current Covenant Defaults have occurred and are continuing as follows: (i) under Section 6.29.2 of the Credit Agreement with respect to the Fixed Charge Coverage Ratio for the Test Period ended July 3, 2005 (a required 1.25 to 1.00 opposite an actual result of a negative ratio), (ii) under Section 6.29.3 of the Credit Agreement with respect to the EBITDA Covenant for the Test Period ended July 3, 2005 (a required $1,050,000 opposite a result of less than zero), and
(iii) under Section 6.34 of the Credit Agreement with respect to the Operating Profit Covenant of (A) PEG for the Test Period ended July 3, 2005 (a required minimum profit of $400,000 opposite a result of less than such amount), and (B) TPG for the Test Period ended July 3, 2005 (a required maximum loss of $1,250,000 opposite a result of a loss exceeding such amount).


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


The Loan Parties have requested that the Lender waive the Current Covenant Defaults through and including July 3, 2005, and the Lender hereby waives such Current Covenant Defaults through and including July 3, 2005. The waiver provided in this Section 2 will not apply to any other Default or Unmatured Default, whether past, present, or future, including, without limitation, any violations of the financial covenants described in this Section 2 and Recital E above as of dates other than that specifically referenced in this Section 2. The waiver provided in this Section 2, either alone or together with other waivers which the Lender may give from time to time, shall not, by course of dealing, implication or otherwise, obligate the Lender to waive any Default or Unmatured Default, past, present or future, other than those specifically waived by this Amendment, or reduce, restrict or in any way affect the discretion of the Lender in considering any future waiver requested by the Borrowers or any of the other Loan Parties.

        3.     Amendments to the Credit Agreement.
               -----------------------------------

        3.1 The definition of "Commitment" in Section 1.1 of the Credit Agreement is hereby amended in its entirety by substituting the following in its stead:

               "Commitment" means the obligation of the Lender to make Loans to, and issue Facility LCs upon the application of, the Borrower Representative in an aggregate amount not exceeding $7,500,000, as permanently reduced pursuant to the terms of this Agreement, and as such amount may be modified from time to time pursuant to the terms hereof.

        3.2 The definition of "Facility Termination Date" in Section 1.1 of the Credit Agreement is hereby amended in its entirety by substituting the following in its stead:

               "Facility Termination Date" means September 30, 2005 or any earlier date on which the Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

        3.3 The definition of "Inactive Companies" in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to "Magnetek Leasing Corporation, a Delaware corporation".

        3.4 The definition of "Reserves" in Section 1.1 of the Credit Agreement is hereby amended in its entirety by substituting the following in its stead:

               "Reserves" means any and all reserves which the Lender deems necessary, in its Permitted Discretion, to maintain (including reserves resulting from any Defaults or any awards, orders, judgments or Liens, for cost testing, aged credits, accrued and unpaid interest on the Secured Obligations, Banking Services Reserves, reserves for rent at locations leased by any Loan Party and for warehousemen's and bailee's charges, reserves for dilution


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


               of Accounts, reserves for Inventory shrinkage, reserves for customs charges and shipping charges related to any Inventory in transit, reserves for Rate Management Transactions, reserves for contingent liabilities of any Loan Party, reserves for uninsured losses of any Loan Party and reserves for taxes, fees, assessments, and other governmental charges) with respect to the Collateral or any Loan Party. Without limiting the generality of the forgoing, Borrowers expressly agree that Reserves include (a) a reserve for the amount then due and owing to Lender or an Affiliate of Lender under the Equipment Leases, as determined by Lender from time to time, and (b) a reserve for Lender's automated clearinghouse exposure in respect of the Borrowers, as determined by Lender from time to time.

        3.5 Subsection (a) of Section 2.1.2 of the Credit Agreement is hereby amended in its entirety by substituting the following in its stead:

                    (a)  Issuance.  The Lender  issued the  Existing LCs and the
               Lender hereby agrees, on the terms and conditions set forth in this Agreement, to issue standby and commercial Letters of Credit (each, including each "Existing LC", a "Facility LC") and to renew, extend, increase, decrease or otherwise modify each Facility LC ("Modify," and each such action a "Modification"), from time to time from and including the Effective Date and prior to the Facility Termination Date upon the request and for the account of the Borrower Representative; provided that, the maximum face amount of the Facility LC to be issued or Modified, as the case may be, does not exceed the lesser of (i) an amount equal to $1,750,000 minus the sum of (1) the aggregate undrawn amount of all outstanding Facility LCs at such time plus, without duplication, (2) the aggregate unpaid Reimbursement Obligations with respect to all Facility LCs outstanding at such time and
               (ii) Availability. No Facility LC (other than the Facility LC's set forth in Schedule 3.5 to the Fifth Amendment (as defined below)) shall have an expiry date later than the earlier of (x) the thirtieth (30th) Business Day prior to the Facility Termination Date and (y) one year after its issuance; provided that any Letter of Credit with a one-year tenor may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (x) above).

        3.6 Subsections (b), (c), (d) and (e) of Section 2.13 of the Credit Agreement are hereby amended in their entirety by substituting the following in their stead:

                    (b) Sale of  Assets.  Immediately  upon  receipt by any Loan
               Party of the Net Cash  Proceeds of any asset  disposition


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


               (other than sales of Inventory in the ordinary course of business; however, a sale in the ordinary course of business will not include a transfer in total or partial satisfaction of indebtedness), the Borrowers shall prepay the Obligations in an amount equal to all such Net Cash Proceeds. Any such prepayment shall be applied first, to pay the principal of the Revolving Loans, with the Commitment being permanently reduced by fifty percent (50%) of such Net Cash Proceeds until such time as the Commitment is zero, and second, to cash collateralize outstanding Facility LCs by depositing such proceeds in the Facility LC Collateral Account until such cash collateral equals one hundred and five percent (105%) of the amount of the LC Obligations.

                    (c) Issuance of Debt or Equity.  If MagneTek  issues Capital
               Stock or any Loan Party issues any Debt For Borrowed Money (other than the type set forth in clauses (c), (d), (e), (f) or (g) of the definition of Debt For Borrowed Money) or if any Loan Party receives any dividend or distribution from a Person other than a Loan Party, no later than the Business Day following the date of receipt of any Net Cash Proceeds of such issuance or receipt of such dividend, distribution, loan or advance, the Borrowers shall prepay the Obligations in an amount equal to all such Net Cash Proceeds or such dividends, distributions, loans or advances. Any such prepayment shall be applied first, to pay the principal of the Revolving Loans, with the Commitment being permanently reduced by fifty percent (50%) of such Net Cash Proceeds until such time as the Commitment is zero, and second, to cash collateralize outstanding Facility LCs by depositing such proceeds in the Facility LC Collateral Account until such cash collateral equals one hundred and five percent (105%) of the amount of the LC Obligations.

                    (d) Insurance/Condemnation Proceeds. Any insurance or condemnation proceeds to be applied to the Obligations in accordance with Section 6.7(c) shall be applied pursuant to the following sentence. Any such prepayment shall be applied first, to pay the principal of the Revolving Loans, with the Commitment being permanently reduced by fifty percent (50%) of such Net Cash Proceeds until such time as the Commitment is zero, and second, to cash collateralize outstanding Facility LCs by depositing such proceeds in the Facility LC Collateral Account until such cash collateral equals one hundred and five percent (105%) of the amount of the LC Obligations.

                    (e) Tax Refund.  On the date of receipt  thereof by any Loan
               Party of a Tax Refund, an amount equal to 100% of the Tax Refund shall be paid to the Lender. Any such prepayment shall be applied first, to pay the principal of the Revolving Loans, with the


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


               Commitment being permanently reduced by fifty percent (50%) of such Net Cash Proceeds until such time as the Commitment is zero, and second, to cash collateralize outstanding Facility LCs by depositing such proceeds in the Facility LC Collateral Account until such cash collateral equals one hundred and five percent (105%) of the amount of the LC Obligations. "Tax Refund" means any refund of any taxes, fees or interest which (i) are paid to MagneTek by any Governmental Authority and are attributable to losses, deductions, credits, or payments of, or by, any Loan
               Party or (ii) are paid directly to any Loan Party by any Governmental Authority.

        3.7 Subsection 6.29.4 of Section 6.29 of the Credit Agreement is hereby amended in its entirety by substituting the following in its stead:

                    6.29.4. Minimum Availability.  The Borrowers shall maintain, at all times and under all circumstances, Availability of not less than $500,000 in the aggregate.

        3.8 Subsection (j) of Section 7.1 of the Credit Agreement is hereby amended in its entirety by substituting the following in its stead:

               (j) (i) any Loan Party shall fail within five days to pay, bond, vacate or otherwise discharge one or more (A) judgments or orders for the payment of money in excess of $250,000 (or the equivalent thereof in currencies other than U.S. Dollars) in the aggregate, or (B) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (ii) any such judgment, judgments, order or orders, in any such case, are not stayed with respect to all enforcement actions, or (iii) if any such judgment, judgments, order or orders become a Lien or encumbrance on any property of any Loan Party, which property has a value in excess of $100,000, or (iv) any writ of attachment, garnishment, execution, distraint, levy, distress warrant, assessment or similar process is issued with respect to any such judgment, judgments, order or orders described above or against any property of any Loan Party, which property has a value in excess of $100,000;

        3.9 A new Section 6.35 is hereby added to the Credit Agreement and shall state in its entirety as follows:

                    6.35. Undertaking to Obtain Financing;  Landlord Waivers and
               Collateral Schedules. (a) Beginning the date of the Fifth Amendment to Credit Agreement dated July ___, 2005 (the "Fifth Amendment"), and continuing at all times thereafter, the Borrowers and the Guarantors agree to use their best efforts to obtain from a lender or finance company one or more credit extensions to enable


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


               the Borrower to pay in full all Obligations, indebtedness and liabilities of every nature whatsoever, of the Borrowers to the Lender and any affiliate of the Lender, including without limitation any amount due or owing any Lender pursuant to the Credit Agreement or any other Loan Document.

                    (b) Upon the request of the Lender at any time, the Borrowers and each Guarantor will fully cooperate with the Lender and appraisers selected by the Lender to obtain inventory and equipment appraisals, and the Borrowers agree, jointly and severally, to pay all expenses of the Lender incurred in connection therewith.

                    (c) In  respect  of the  efforts  to  obtain  the  financing described above, the Borrower Representative agrees to (i) advise the Lender in writing not less frequently than on Friday of each week of all efforts to obtain such financing, beginning the first Friday after the date of the Fifth Amendment.

                    (d) The Borrower Representative will use its best efforts to obtain no later than July 31, 2005, a landlord waiver, in form reasonably acceptable to Lender, for the leased location at 10900 Wilshire Blvd., Los Angeles, CA.

                    (e) No later than July 31, 2005, the Borrower Representative will provide to Lender, updated as of a date no earlier than May 31, 2005, revised Exhibits B, D and E to each Loan Party's respective Security Agreement, together with any titles or other original Collateral, as required under the Security Agreements.

        4.   MLC Dissolution and Distribution.

               4.1 The Borrowers and the Guarantors warrant and agree that the MLC Dissolution and Distribution will take place in accordance with the agreements, instruments and documents attached as Exhibit 4.1 to this Amendment (collectively, the "MLC Documents"). Upon the terms and subject to the conditions of this Amendment, the Lender hereby consents to the MLC Dissolution and Distribution, without recourse, representation or warranty.

               4.2 To the extent not assumed by  operation  of law or by the MLC
          Documents, MagneTek hereby acknowledges, confirms and agrees that it is liable for, and it promises to pay, perform, and observe, all of the terms, covenants, conditions, obligations, liabilities, and indebtedness of MLC to the Lender of any type whatsoever, including, but not limited to, the Obligations and all of terms, covenants, conditions, obligations, liabilities and indebtedness of MLC under each of the Loan Documents to which MLC is a party (or by which its property is bound) and all Obligations hereinafter arising thereunder.


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


               4.3  MagneTek  agrees  that  the  Liens  of the  Loan  Documents, including, without limitation, the after-acquired property clauses thereof, survive the MLC Dissolution and Distribution and are, and will be, effective as to all of the property described in the Loan Documents, whether then existing or owned, now existing or owned or hereafter arising or acquired and whether acquired by MLC, and all substitutions, replacements, renewals, reissues, accessions and additions thereto or thereof, now existing or hereafter arising.

        5. Reaffirmation of Security. The Borrowers, the Guarantors and the Lender hereby expressly intend that this Amendment shall not in any manner
     (i) constitute the refinancing, refunding, payment or extinguishment of the Obligations evidenced by the existing Loan Documents; (ii) be deemed to evidence a novation of the outstanding balance of the Obligations; or (iii) affect, replace, impair, or extinguish the creation, attachment, perfection or priority of the Liens on the Collateral granted pursuant to the Loan Documents evidencing, governing or creating a Lien on the Collateral. The Borrowers and the Guarantors ratify and reaffirm any and all grants of Liens to the Lender on the Collateral as security for the Obligations, and the Borrowers and the Guarantors acknowledge and confirm that the grants of the Liens to the Lender on the Collateral: (a) represent continuing Liens on all of the Collateral, (b) secure all of the Obligations, and (c) represent valid, first and best Liens on all of the Collateral except to the extent, if any, of the Permitted Liens.

        6. Representations. To induce the Lender to accept this Amendment, the Borrowers and the Guarantors hereby represent and warrant to the Lender as follows:

               6.1 Each Borrower and Guarantor has full power and authority to enter into, and to perform its obligations under, this Amendment, and the execution and delivery of, and the performance of its obligations under and arising out of, this Amendment have been duly authorized by all necessary corporate action.

               6.2 This Amendment constitutes the legal, valid and binding obligations of each Borrower and Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

               6.3 The representations and warranties of each Borrower and Guarantor contained in the Loan Documents are complete and correct as of the date of this Amendment (other than a representation or warranty that is stated to relate solely to an earlier date) with the same effect as though such representations and warranties had been made again on and as of the date of this Amendment, subject to those changes as are not prohibited by, or do not constitute a Default under, the Loan Documents; provided, however, that Schedule 5.9 of the Credit Agreement is hereby amended and restated in its entirety by substituting in its stead the document attached as Amended and Restated Schedule 5.9 to this Amendment.

               6.4 Upon the effective date of this Amendment, no Default or Unmatured Default has occurred and is continuing.

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


               6.5 On consummation of the MLC Dissolution and Distribution, MagneTek will directly acquire, and obtain good title to, all of the assets and properties, real and personal, tangible and intangible, of MLC.

               6.6 MLC and Magnetek each has adequate power and authority, and each of them has full legal right to enter into each of the MLC Documents to which it is a party, and to perform, observe and comply with all of their respective agreements and obligations under each of such MLC Documents. The Lender continues to have, and will have following the consummation of the MLC Dissolution, a first priority security interest in and Lien on all of the assets and property, real and personal, tangible and intangible, formerly owned by MLC and now owned by MagneTek except to the extent, if any, of the Permitted Liens.

               6.7 The execution and delivery by MLC and MagneTek of the MLC Documents, the performance by MLC and MagneTek of all their respective agreements and obligations under the MLC Documents, and the consummation of the MLC Documents are all duly authorized by all necessary corporate action on the part of MLC and MagneTek and do not:
          (a) contravene any provision of their respective Articles of Incorporation or Bylaws; (b) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien upon any of the properties of MLC or MagneTek under, any document creating any Indebtedness other than the Loan Documents; (c) violate or contravene any provision of any law, rule or regulation or any order, ruling, or interpretation thereunder or any decree, order or judgment of any Governmental
          Authority; (d) require any waivers, consents or approvals by any of the creditors or trustees for creditors of MLC or MagneTek or any other Person other than the Lender; or (e) require any Person to make any filing under the Hart-Scott-Rodino Antitrust Improvements act of 1976, as amended, or the rules of the Federal Trade Commission thereunder. "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government or any agency or instrumentality thereof (including any central bank).

        7. Costs and Expenses; Fee. The Borrowers will promptly on demand pay or reimburse the Lender for the reasonable costs and expenses incurred by the Lender in connection with this Amendment. The Borrowers will pay to the Lender an amendment and waiver fee in the amount of $10,000 upon the Borrowers' and the Guarantors' execution of this Amendment.

        8. Release. Each of the Borrowers and the Guarantors hereby releases the Lender from any and all liabilities, damages and claims arising from or in any way related to the Loans or any of the Loan Documents, other than such liabilities, damages and claims which arise after the execution of this Amendment. The foregoing release does not release or discharge, or operate to waive performance by, the Lender of its express agreements and obligations stated in the Loan Documents on and after the date of this Amendment.

        9. Continuing Effect of Credit Agreement. Except as expressly amended hereby, all of the provisions of the Credit Agreement are ratified and confirmed and remain in full force and effect.

        10. One Agreement; References; Fax Signature. The Credit Agreement, as amended by this Amendment, will be construed as one agreement. All references in any of the Loan Documents to the Credit Agreement will be deemed to be references to the Credit Agreement as amended by this Amendment. This Amendment may be signed by facsimile signatures, and if so signed, (i) may be relied on by each party as if the document were a manually signed original and (ii) will be binding on each party for all purposes.

        11. Captions. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

        12.     Counterparts.   This  Amendment  may  be  executed  in  multiple
     counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

        13. Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment.

        14. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Ohio (without regard to Ohio conflicts of law principles ).

        15. Reaffirmation of Guaranties. The Guarantors hereby each reaffirm their respective Guaranty and acknowledge and agree that no Guarantor is released from its obligations under its Guaranty by reason of this Amendment and that the obligations of the Guarantors under their respective Guaranties extend to the Credit Agreement and the other Loan Documents as amended by this Amendment. This reaffirmation of Guaranty shall not be construed, by implication or otherwise, as imposing any requirement that the Lender notify or seek the consent of any of the Guarantors relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Guaranties, it being expressly acknowledged and reaffirmed that the Guarantors have under each respective Guaranty consented, among others things, to modifications, extensions and other actions with respect thereto without any notice thereof or consent thereto.

        16. Other Documents. With the signing of this Amendment, the Borrowers and the Guarantors will deliver to the Lender (i) the Bill of Sale and Assignment and all other MLC Documents between MLC and MagneTek, (ii) such other documents, instruments, and agreements deemed necessary or desirable by the Lender to effect the amendments to the Borrowers' credit facilities with the Lender contemplated by this Amendment, and (iii) a Schedule 3.5 listing issued and outstanding Facility LC's having an expiry date beyond the Facility Termination Date.

        17. Patriot Act Notice. The Lender hereby notifies the Borrowers and the Guarantors that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L.10756 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrowers and/or the Guarantors, which information includes the names and addresses of the Borrowers and the Guarantors and other information that will allow the Lender to identify such Persons in accordance with the Act.



                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Borrowers and the Guarantors have executed this Amendment to be effective as of the date set forth in the opening paragraph of this Amendment.

                                 THE BORROWERS:
                                 MAGNETEK, INC.


                                 By:/s/
                                    --------------------------------------------
                                      David P. Reiland, Executive Vice President
                                      and Chief Financial Officer

                                 MAGNETEK ADS POWER, INC.


                                 By:/s/
                                    --------------------------------------------
                                      David P. Reiland, President


                                 THE GUARANTORS:
                                 MONDEL ULC


                                 By:/s/
                                    --------------------------------------------
                                      David P. Reiland, President

                                 MAGNETEK MONDEL HOLDING, INC.


                                 By:/s/
                                    --------------------------------------------
                                      David P. Reiland, President

                                 MAGNETEK LEASING CORPORATION


                                                     By:
                                    --------------------------------------------
                                      David P. Reiland, President

                                 MAGNETEK NATIONAL ELECTRIC
                                 COIL, INC.


                                 By:/s/
                                    --------------------------------------------
                                      David P. Reiland, President

Accepted at Cincinnati, Ohio,
as of July __, 2005

JPMORGAN CHASE BANK, N.A.
(successor by merger to Bank One, NA (Main Office Chicago))



By:/s/
   --------------------------------------------
     Jeffrey W. Swartz, Vice President

        Schedule 3.5 Letters of Credit (Expiry Dates Later than Maturity)
        -------- ---
                                  See attached.

                          Exhibit 4.1 -- MLC Documents
                          -----------    -------------
                                  See attached.

                                       15

             Amended and Restated Schedule 5.9 to Credit Agreement.
             ------------------------------------------------------

                                  See attached.


                                       16